SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  September 7, 2007


                              UNITED-GUARDIAN, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          DELAWARE                       1-10526                  11-1719724
 ---------------------------     ----------------------          ------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard, Hauppauge, New York                        11788
------------------------------------------------                   --------
   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (631) 273-0900
                                                    --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      _
     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
      _
     [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
      _
     [_] Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b)
      _
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     In 2006 The American Stock exchange ("AMEX"), pursuant to rules promulgated by the United States Securities and Exchange Commission, adopted a new listing standard requiring all of its listed companies to become "eligible" to participate in the Direct Registration System ("DRS") no later than January 1, 2008. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities. To meet the AMEX requirements to become eligible to participate in the DRS, the Company's Board of Directors, on September 6, 2007, adopted a resolution amending the Company's bylaws to allow for the electronic registration and transfer of stock. The amendment makes the Company eligible to participate in the Direct Registration System.

Item 8.01 - Other Events

     On September 6, 2007 the Board of Directors voted to sell the Company's Eastern Chemical Corporation subsidiary ("Eastern"), and directed the management of the Company to find a buyer for Eastern as soon as possible. The Company's goal is to complete the sale by December 31, 2007. On September 7, 2007 the Company issued a press release announcing its intention to sell Eastern. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K

ITEM 9.01 - EXHIBITS

  (c) Exhibits

      Exhibit Number       Exhibit
      --------------       -------

      99.1                 Press Release dated September 7, 2007


     The information in this Current Report, including the attached Exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   UNITED-GUARDIAN, INC.

                                                   By:/s/ Kenneth H. Globus
                                                      ---------------------
                                                   Name:  Kenneth H. Globus
                                                   Title: President


September 10, 2007